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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


May 28, 2004
------------
(Date of earliest event reported)

                       GREATER ATLANTIC FINANCIAL CORP.
                       --------------------------------
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                (State or other jurisdiction of incorporation)


          0-26467                                                 54-1873112
------------------------------                                    ----------
(Commission File Number)                                          (IRS Employer
                                                          Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia                20191
                                                                     -----
(Address of Principal Executive Offices)                          (Zip Code)


                                 (703) 391-1300)
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
        -----------------------------------------

On May 28, 2004, Greater Atlantic Financial Corp. (the "Company") issued a press release announcing the results of operations for the fiscal quarter ended March 31, 2004. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.
        ---------------------------------------

Exhibit 99.1   Press Release dated May 28, 2004.





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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREATER ATLANTIC FINANCIAL CORP.


Date:   May 28, 2004          By:    /s/ Carroll E. Amos
        ------------                 -----------------------
                                     Carroll E. Amos, President and Chief
                                     Executive Officer



Date:    May 28, 2004         By:    /s/ David E. Ritter
         ------------                ----------------------
                                     David E. Ritter, Senior Vice President and
                                     Chief Financial Officer